SOUTHWESTERN ENERGY COMPANY

                      $125,000,000

                    Medium-Term Notes

         Due 9 Months or More from Date of Issue

                 DISTRIBUTION AGREEMENT



                                          February 21, 1997



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center
North Tower
New York, New York 10281-1311

NationsBanc Capital Markets, Inc.
NationsBanc Corporate Center
100 N. Tryon Street
Charlotte, NC 28255

Dear Sirs:

      Southwestern Energy Company, an Arkansas corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of up to $125,000,000 aggregate principal amount of its medium-term notes due 9 months or more from date of issue (the "Notes"). The Notes will be issued under an Indenture dated as of December 1, 1995 (the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (the "Trustee"), and will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

      The Company hereby appoints Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Capital Markets, Inc. (individually, an "Agent" and collectively, the "Agents") as its exclusive agents, subject to Section 11, for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use its best efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal pursuant to the terms of a terms agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b) hereof.

      The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to senior debt securities of the Company. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement". The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus". The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").




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



         1. Representations and Warranties. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which an Agent solicits offers to purchase Notes, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each date the Company issues and delivers Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented in relation to the Notes (in each case the "Representation Date"), as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

             (a) The Registration Statement has become effective;
no
stop order suspending the effectiveness of the Registration
Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

             (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, at the time such part became effective, did not contain and each such part, as of the applicable Representation Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as of the applicable Representation Date, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and
(iv) the Prospectus does not contain and, as of the applicable Representation Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which an Agent solicits offers to purchase Notes or on which the Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.




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             (c) The Company has been duly incorporated, is
validly
existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

             (d) Each subsidiary of the Company listed in Exhibit
A
(each a "Subsidiary") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

             (e) Each of this Agreement and any applicable
Written
Terms Agreement (as hereinafter defined) has been duly authorized, executed and delivered by the Company.

             (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

             (g) The Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability.



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



             (h) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Notes, the Indenture and any applicable Written Terms Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Written Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

             (i) As of the applicable Representation Date, there has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

             (j) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.


             (k) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

             (l) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

      Notwithstanding the foregoing, the representations and warranties set forth in Section 1(b)(iii) and (iv), (g) (except as to due authorization of the Notes) and (h), when made as of the Commencement Date, or as of any date on which an Agent solicits offers to purchase Notes, with respect to any Notes the payments of principal or interest on which will be determined by reference to one or more commodity prices, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission.

         2. Solicitations as Agent; Purchases as Principal.

             (a) Solicitations as Agent. In connection with an Agent's actions as agent hereunder, such Agent agrees to use its best efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

      The Company reserves the right to sell Notes directly on its own behalf at any time, and to any person, and from time to time to appoint additional agents to sell Notes; provided, however, that the Company shall furnish the Agents with reasonable advance notification of its intention to appoint any such additional agent and that each such additional agent shall be appointed under terms and conditions substantially identical to this Agreement. Subject to all of the terms and conditions of this Agreement and any Terms Agreement, the foregoing shall not be construed to prevent the Company from selling in the United States, at any time (subject to Section 3(i) hereof), any securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such securities.

      The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. The Company shall be entitled to suspend such solicitation as to any Agent, or as to all of the Agents, as determined by the Company. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. If the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Notes or for a change the Agents deem to be immaterial), no Agent shall be required to




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resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters as such Agent may request.

      The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the principal amount of such
Note:


        Term                                    Commission Rate

        ----                                    ---------------
        From 9 months to less than 1 year          .125%
        From 1 year to less than 18 months         .150%
        From 18 months to less than 2 years        .200%
        From 2 years to less than 3 years          .250%
        From 3 years to less than 4 years          .350%
        From 4 years to less than 5 years          .450%
        From 5 years to less than 6 years          .500%
        From 6 years to less than 7 years          .550%
        From 7 years to less than 10 years         .600%
        From 10 years to less than 15 years        .625%
        From 15 years to less than 20 years        .700%
        From 20 years to less than 30 years        .750%
        30 years and beyond                       to be
                                                  negotiated


      Each Agent shall communicate to the Company, in writing or orally (with confirmation in writing), each offer to purchase Notes received by such Agent as agent that in its judgment should be considered by the Company. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

             (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement and a Terms Agreement that will provide for the sale of such Notes to and the purchase and reoffering thereof by such Agent. Each Terms Agreement will take the form of either
(i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit B hereto
(a "Written Terms Agreement"), or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent and the Company with respect to such information (as applicable) as is specified in Exhibit B.

      An Agent's commitment to purchase Notes pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.
Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof.

      Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Terms Agreement is referred to herein as a "Settlement Date".

      Unless otherwise specified in a Terms Agreement relating to any Notes, if you are purchasing such Notes as principal, you may not resell such Notes through a selling or dealer group. Any such resales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

             (c) Administrative Procedures. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes Administrative Procedures (attached hereto as Exhibit C) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

             (d) Delivery. The documents required to be delivered by
Section 4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered at the office of Davis Polk & Wardwell, counsel for the Agents, not later than 2:00 p.m., New York time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of
(i) the date on which the Agents begin soliciting offers to purchase
Notes and (ii) the first date on which the Company accepts any




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offer by an Agent to purchase Notes pursuant to a Terms
Agreement. The date of delivery of such documents is referred to herein as the "Commencement Date".

             (e) Obligations Several. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

         3. Agreements.  The Company agrees with each Agent that:

             (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to the Agents copies thereof for their review and will not file any such proposed supplement or amendment to which the Agents reasonably object; provided, however, that (i) the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Prospectus Supplement that merely sets forth the terms or a description of particular Notes shall only be reviewed and approved by the Agent or Agents offering such Notes. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Agents by telephone (with confirmation in writing) (i) of the filing of any amendment or supplement to the Basic Prospectus (except that notice of the filing of an amendment or supplement to the Basic Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes), (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.




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             (b) If, at any time when a prospectus relating to
the
Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. In accordance with paragraph (a) above, if the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. Upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes an Agent may own as principal has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall furnish to such Agent such documents, certificates, opinions and letters as it may reasonably request in connection with the preparation and filing of such amendment or supplement.

             (c) The Company will make generally available to its security holders and to the Agents as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the date of this Agreement. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 120 days after the close of the period covered thereby and in all other cases shall be made available not later than 60 days after the close of the period covered thereby.

             (d) The Company will furnish to each Agent, without charge, a conformed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Agent may reasonably request.

             (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as the Agents shall reasonably request; provided that in connection therewith the Company shall not be required to file a general consent to service of process in any jurisdiction or qualify to do business in any jurisdiction where it is not so qualified.

             (f) The Company shall furnish to the Agents such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time and at any time prior to the termination of this Agreement (except as otherwise provided in Section 8 hereof) reasonably request.

             (g) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading or of any review for possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

             (h) The Company will, whether or not any sale of Notes is consummated, pay the following expenses incident to the performance of its obligations under this Agreement and any Terms
Agreement: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes, (iii) the reasonable fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda,
(v) the printing and delivery to the Agents in




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



quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Agents of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors, (ix) the reasonable fees and disbursements of counsel for the Agents incurred in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (x) such other costs and expenses as shall be agreed between the Company and the Agents.

             (i) During the period beginning the date of any Terms
Agreement and continuing to and including the Settlement Date with respect to such Terms Agreement, the Company will not, without such Agent's prior written consent (which consent shall not be unreasonably withheld or delayed), offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

         4. Conditions of the Obligations of the Agents. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company and each Agent's obligation to purchase Notes pursuant to any Terms Agreement will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

             (a) Prior to such solicitation or purchase, as the case
      may be:

                 (i) there shall not have occurred any change, or any
             development involving a prospective change, in the condition, financial or otherwise, or in the earnings,
             business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus,
             as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made,
             that, in the judgment of the relevant Agent, is material and adverse and that makes it, in the judgment of such Agent,
             impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus, as so amended or supplemented;

                 (ii) there shall not have occurred any (A) suspension or
             material limitation of trading generally on or by, as the case may be, any of the New York Stock Exchange, the American Stock
             Exchange, the National Association of Securities
Dealers, Inc.,
             the Chicago Board Options Exchange, the Chicago
Mercantile
             Exchange or the Chicago Board of Trade, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or
             New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the relevant Agent, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (D), such event, singly or together with any other such event, makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

                 (iii) there shall not have occurred any
downgrading, nor shall
             any notice have been given of any intended or potential
             downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

(A) except, in each case described in paragraph (i), (ii) or
(iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent before the offer to purchase such Notes was made or (B) unless in each case described in paragraph (i), (ii) or (iii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.

             (b) On the Commencement Date and on each Settlement
Date, the relevant Agents shall have received:

              (i) the opinion, dated as of such date, of Jeffrey
L. Dangeau,
         Assistant Secretary for the Company, to the effect that:

                  (A) the Company and each Subsidiary has been duly
             incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its
             ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the
             Company and its subsidiaries, taken as a whole;

                   (B) each of this Agreement and any applicable
Written Terms
             Agreement has been duly authorized by all necessary corporate action of the Company;

                   (C) the Indenture has been duly authorized by all
             necessary corporate action of the Company;

                   (D) the Notes have been duly authorized by all
             necessary corporate action of the Company;

                   (E) the issuance and sale of the Notes to the relevant
             Agents pursuant to this Agreement, the Indenture and any
             applicable Written Terms Agreement (a) do not require any
             consent, approval, authorization, registration or qualification of or with any governmental authority of the State of Arkansas
             (except as to any consent, approval, authorization, registration or qualification that may be required under Arkansas securities or Blue Sky laws) and (b) do not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any of the agreements of the Company identified in Exhibit
             D hereto, the Certificate of Incorporation or By-Laws of the
             Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any
             Subsidiary;

                    (F) the statements set forth (A) in Part II of the
             Registration Statement under Item 15, (B) in "Item 3
-- Legal

             Proceedings" of the Company's most recent annual report on Form
             10-K incorporated by reference in the Prospectus,
(C) in "Item 1
             -- Legal Proceedings" and "Item 5" of Part II of the
Company's
             quarterly reports on Form 10-Q and (D) in "Item 5 --
Other
             Matters" of the Company's current reports on Form
8-K, if any,
             filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents, or proceedings referred to therein, fairly present the
             information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein; and

                    (G) after due inquiry, such counsel does not know of any
             legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration
             Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration
Statement or the
             Prospectus or to be filed or incorporated by reference as
             exhibits to the Registration Statement that are not described, filed or incorporated as required.

                (ii) The opinion, dated as of such date, of Cleary,
         Gottlieb, Steen & Hamilton, outside counsel for the Company, to the effect that:

                    (A) each of this Agreement and any applicable
Written Terms
             Agreement has been duly executed and delivered by the Company under the law of the State of New York;

                    (B) the Indenture has been duly executed and delivered by
             the Company, duly qualified under the Trust
Indenture Act and,
             assuming due authorization thereof by the Company, is a valid, binding and enforceable agreement of the Company;

                    (C) the Notes, when executed and
authenticated in
             accordance with the provisions of the Indenture and delivered to and paid for by the purchasers in accordance with the terms of this Agreement and any applicable Written Terms
Agreement,
             and assuming due authorization thereof by the Company, will be entitled to the benefits of the Indenture and will be valid, binding and enforceable obligations of the Company;

                    (D) the issuance and sale of the Notes to the Agents
             pursuant to this Agreement and any applicable
Written Terms
             Agreement, and the execution and delivery by the Company of, and the performance by the Company of its obligations under this
             Agreement, any applicable Written Terms Agreement, the Indenture and the Notes do not require any consent, approval, authorization, registration or qualification of or with any
             governmental authority of the United States or the State of New
             York except such as have been obtained or effected under the
             Securities Act and the Trust Indenture Act (provided that such counsel need express no opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws);

                    (E) the statements set forth in the
Prospectus under the
             captions "Description of Debt Securities" and "Description of
             Notes", insofar as such statements purport to summarize certain documents referred to therein, fairly present the information called for with respect to such documents and fairly summarize the matters referred to therein;

                    (F) the disclosure under the caption "United
States
             Federal Income Taxation" in the Prospectus
Supplement
             presents a fair summary of the principal U.S.
federal income tax
             considerations relevant to United States holders of Notes;

                    (G) such counsel shall deliver a letter
substantially to
             the effect that (1) each document, if any, filed pursuant to the
             Exchange Act and incorporated by reference in the Prospectus
             (except for financial statements and schedules included therein as to which such counsel need not express any opinion) as of the respective date of its filing, appears on its face to have been appropriately responsive in all material respects to the
             requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, (2) no information has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief and except for that part of the
             Registration Statement that constitutes the Form T-1 heretofore referred to) each part of the
Registration Statement,
             when such part became effective, contained and, as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (3) the Registration
Statement (except
             for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) at the time it became effective and the
             Prospectus (except as aforesaid) as of the date such opinion is delivered, appear on their face to be appropriately responsive in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (4) no information has come to such counsel's attention that has caused such counsel to believe that (except for financial statements and schedules and other financial and statistical data as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (iii) The opinion, dated as of such date, of Davis Polk &
         Wardwell, counsel for the Agents, covering the matter in subparagraphs (A), (B), (C) and (E) (but only as to the statements in the Prospectus, as then amended or supplemented,
         under the captions "Description of Notes" and "Plan of Distribution"), and clauses (2), (3) and (4) of subparagraph (G)
         in paragraph (b)(ii) above.

      Notwithstanding the foregoing, the opinions described in subparagraphs (C), (D), (E) and (G)(2) and (4) of paragraph
(b)(ii) above, when contained in an opinion delivered on the Commencement Date, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more commodity prices, equity indices or other factors.

      With respect to subparagraph (G) of paragraph (b)(ii) above, Cleary, Gottlieb, Steen & Hamilton and Davis Polk & Wardwell may state that their beliefs are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and their review of documents incorporated therein by reference and their review and discussion of the contents thereof (including documents incorporated by reference), but are without independent check or verification, except as specified.

      The opinions of Jeffrey L. Dangeau and Cleary, Gottlieb, Steen & Hamilton described in paragraphs (b)(i) and (b)(ii) above shall be rendered to the Agents at the request of the Company and shall so state therein. All of the opinions described above, insofar as they relate to the validity, binding effect or enforceability of any agreement or obligation of the Company, may state that they are being rendered subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to equitable principles of general applicability (whether considered in a proceeding in equity or at law), and Cleary, Gottlieb, Steen & Hamilton and Davis Polk & Wardwell may rely as to matters governed by the laws of Arkansas on the opinion of Jeffrey L. Dangeau.

           (c) On the Commencement Date and on each Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, and signed by an executive officer of the Company, to the effect that, to the best of his or her knowledge after due inquiry, the events contemplated in subparagraph (a)(iii) above had not occurred and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

      The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

            (d) On the Commencement Date and on each Settlement Date, the Company's independent public accountants, shall have furnished to the relevant Agents a letter or letters, dated the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agents containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

            (e) On the Commencement Date and on each Settlement
Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

            (f) On the date on which the Company agrees to sell the Notes hereunder, the Company will give the Agent or Agents involved in such sale an opportunity to discuss the condition, financial or otherwise, the earnings, business or operations of the
Company and its subsidiaries with the appropriate officers of the Company.

       5.  Additional Agreements of the Company.   [Reserved.]

       6. Indemnity and Contribution. The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Agent or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by such Agent expressly for use therein.

           (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent or its distribution arrangements furnished to the Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto.

           (c)  In case any proceeding (including any
governmental
investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley or, if Morgan Stanley is not an indemnified party and is not reasonably likely to become an indemnified party, by the Agents that are indemnified parties, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

             (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company and the total discounts and commissions received by each Agent in respect thereof bear to the aggregate public offering price of such Notes. The relative fault of the Company on the one hand and each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this Section 6 shall be several in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities, and not joint.

           (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) of this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) of this Section 6 that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

             (f) The indemnity and contribution provisions contained in this Section 6, and the representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect regardless of (i) any termination of this Agreement or any such Terms Agreement, (ii) any investigation made by or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

       7. Position of the Agents. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make its best efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

       8. Termination. This Agreement may be terminated at any time by the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a), Section 2(e), the last sentence of Section 3(b) and Sections 3(c), 3(h), 6, 7, 9, 11 and 14 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(a), 3(e), 3(f), 3(g), 3(i), 4 and 5 shall also survive until such delivery has been made.

       9. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to Morgan Stanley, will be mailed, delivered or telefaxed and confirmed to Morgan Stanley at 1585 Broadway, New York, New York 10036, Attention:
Manager, Credit Department (telefax number: 212-761-0687), with a copy to 1585 Broadway, New York, New York 10036, Attention:
Managing Director, Debt Syndicate (telefax number: 212-761-0785), or, if sent to Merrill Lynch, Pierce, Fenner & Smith Incorporated, will be mailed, delivered or telefaxed and confirmed to Merrill Lynch, Pierce, Fenner & Smith

Incorporated, 250 Vesey Street, 11th Floor, New York, New York 10281, Attention: Product Management - MTN (telefax number 212-449-2234), or, if sent to NationsBanc Capital Markets, Inc. will be mailed, delivered or telefaxed and confirmed to NationsBanc Capital Markets, Inc., NationsBanc Corporate Center, 100 North Tryon Street, NC1-007-07-01, Charlotte, North Carolina 28255, Attention: Lynn McConnell (telefax number 704-388-9939), or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 1083 Sain Street, P.O. Box 1408, Fayetteville, AR 72702-1408, Attention:
Treasurer (telefax number (501) 521-1147).

       10. Successors. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder. No purchaser of Notes shall be deemed to be a party hereto by reason merely of such purchase.

       11. Amendments. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on seven days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Agents shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement.

       12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

       13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

       14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                               Very truly yours,

                               SOUTHWESTERN ENERGY
                                 COMPANY


                               By
                                 ------------------------
                                    Title:

The foregoing Agreement is hereby
confirmed and accepted as of
the date first above written.

MORGAN STANLEY & CO. INCORPORATED


By
  ---------------------------------
    Title:


MERRILL LYNCH, PIERCE,
FENNER & SMITH INCORPORATED



By
   ---------------------------------
    Title:



NATIONSBANC CAPITAL MARKETS, INC.



By
  ---------------------------------
    Title:

                             EXHIBIT A

                           Subsidiaries


           Southwestern Energy Company
           Arkansas Western Gas Company
           Southwestern Energy Production Company
           SEECO, Inc.

                             EXHIBIT B

                    SOUTHWESTERN ENERGY COMPANY

                         MEDIUM-TERM NOTES

                          TERMS AGREEMENT



                     _________________, 19__

Southwestern Energy Company
1083 Sain Street
P.O. Box 1408
Fayetteville AR 72702-1408

Attention: Treasurer

    Re:  Distribution Agreement dated February 20, 1997
         (the "Distribution Agreement")

      We agree to purchase your Medium-Term Notes having the following terms:

      [We agree to purchase, severally and not jointly, the principal amount of Notes set forth below opposite our names:

                                            Principal Amount
          Name                                  of Notes
          ----                              ----------------

Morgan Stanley & Co. Incorporated...........
[Insert syndicate list]1....................
             Total..........................


--------
 1  Delete if the transaction will not be syndicated.

The Notes shall have the following terms:

All Notes:          Fixed Rate Notes:   Floating Rate Notes:

Principal amount:   Interest Rate:      Base rate:

Purchase price:     Applicability of    Index maturity:
                    modified payment
Price to public:    upon acceleration:  Spread:

Settlement date
 and time:          If yes, state
                    issue price:        Spread multiplier:

Place of delivery:  Amortization        Alternate rate event
                    schedule:           spread:

Maturity date:

Initial accrual period                 Initial interest rate:
OID:
                                       Initial interest reset
                                       date:

Total amount of OID:                   Interest reset dates:

Original yield to maturity:            Interest reset period:

Optional repayment                     Maximum interest
date(s):                               rate:

Optional redemption                    Minimum interest
date(s):                               rate:

Initial redemption date:               Interest payment
                                       period:
Initial redemption
percentage:                            Interest payment
                                       dates:
Annual redemption
percentage decrease:                   Calculation agent:

Other terms:

      The provisions of Sections 1, 2(b) and 2(c) and 3 through 6, 9, 10, 11 and 14 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

      [If on the Settlement Date any one or more of the Agents shall fail or refuse to purchase Notes that it has or they have agreed to purchase on such date, and the aggregate amount of Notes which such defaulting Agent or Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Notes to be purchased on such date, the other Agents shall be obligated severally in the proportions that the amount of Notes set forth opposite their respective names above bears to the aggregate amount of Notes set forth opposite the names of all such non-defaulting Agents, or in such other proportions as _____________ may specify, to purchase the Notes which such defaulting Agent or Agents agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Notes that any Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such amount of Notes without the written consent of such Agent. If on the Settlement Date any Agent or Agents shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to ___________ and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Agent or the Company. In any such case either ___________ or the Company shall have the right to postpone the Settlement Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Agent from liability in respect of any default of such Agent under this Agreement.]2

      This Agreement is subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(h), 6, 9, 11 and 14 of the Distribution
Agreement shall survive for the purposes of this Agreement.


--------
2  Delete if the transaction will not be syndicated.

      The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution
Agreement will be required:

----------------


                               [NAME OF RELEVANT
                                 AGENT(S)]


                               By
                                 ------------------------
                                   Title:


Accepted:

[NAME OF ISSUER]


By
   ------------------------
    Title:

                        EXHIBIT C

               SOUTHWESTERN ENERGY COMPANY

                    MEDIUM-TERM NOTES

                Administrative Procedures


           ----------------------------------




      Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes (the "Notes"), on a continuous basis by Southwestern Energy Company (the "Company") pursuant to the Distribution Agreement dated February 20, 1997 (the "Distribution Agreement") among the Company, Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and NationsBanc Capital Markets, Inc. (collectively, the "Agents"). The Notes will be issued under the Indenture dated as of December 1, 1995 (the "Indenture") between the Company and The First National Bank of Chicago, as Trustee (the "Trustee"). In the Distribution Agreement, the Agents have agreed to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through an Agent, as agent of the Company. An Agent, as principal, may also purchase Notes for its own account, and if requested by such Agent, the Company and such Agent will enter into a terms agreement (a "Terms Agreement"), as contemplated by the Distribution Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement.

      Unless otherwise specified in the applicable Pricing Supplement (as hereinafter defined), The First National Bank of Chicago will be the Registrar, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to the Paying Agent, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as established pursuant to the Indenture, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

      Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof as they may subsequently be amended as the result of changes in DTC's operating procedures. Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or any pricing supplement relating to the Notes (a "Pricing Supplement") shall be used therein as therein defined.

      The Company will advise the Agents in writing of the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.

PART I: ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

      In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Paying Agent to DTC, dated February 20, 1997 and a Medium-Term Note Certificate Agreement between the Paying Agent and DTC, dated as of May 28, 1989 (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:    On any date of settlement (as defined under
             "Settlement" below) for one or more Book-Entry
             Notes, the Company will issue a single global
security in
             fully registered form without coupons (a "Global
             Security") representing all such Notes that have the same Original Issue Date, Maturity Date and other terms. Each Global Security will be dated and issued as
             of the date of its authentication by the Paying
Agent.
             Each Global Security will bear an "Interest Accrual
             Date", which will be (i) with respect to an original
             Global Security (or any portion thereof), its
original
             issuance date and (ii) with respect to any Global
             Security (or any portion thereof) issued
subsequently
             upon exchange of a Global Security, or in lieu of a destroyed, lost or stolen Global Security, the most recent Interest Payment Date to which interest has been
             paid or duly provided for on the predecessor Global
             Security (or if no such payment or provision has
been
             made, the original issuance date of the predecessor

             Global Security), regardless of the date of authentication of such subsequently issued Global
             Security. No Global Security will represent any
             Certificated Note.

Denomi-
nations:     Book-Entry Notes will be issued in principal amounts
of
             $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

Preparation
of Pricing
Supplement:  If any offer to purchase a Book-Entry Note
             is accepted by or on behalf of the Company, the Company will prepare a "Pricing Supplement"
reflecting the
             terms of such Note. The Company will, as soon as possible, deliver such number of copies of such Pricing
Supplement to
             the relevant Agent as such Agent shall request and one copy to the Paying Agent.

             In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Offering Circulars prior to their use. Outdated Pricing Supplements, and the Offering Circulars to which they are attached (other than those retained for files), will be destroyed.

Settlement: The receipt by the Company of immediately available funds in payment for a Book-Entry Note and the authentication
             and issuance of the Global Security representing such
             Note shall constitute "settlement" with respect to such
             Note. All offers accepted by the Company will be settled
             on the third Business Day next succeeding the date of
             acceptance pursuant to the timetable for settlement set
             forth below, unless the Company and the purchaser agree
             to settlement on another day, which shall be no earlier
             than the next Business Day.

Settlement   Settlement Procedures with regard to each
Procedures:  Book-Entry Note sold by the Company to or through an
             Agent (unless otherwise specified pursuant to a
Terms
             Agreement) shall be as follows:

             A. The relevant Agent will advise the Company by telephone that such Note is a Book-Entry Note and of the following settlement information:

                        1.  Principal amount.

                        2.  Maturity Date.

                        3. In the case of a Fixed Rate Book-Entry
                        Note, the Interest Rate, when such Note
                        will pay interest, whether such Note is
                        an Amortizing Note, and, if so, the
                        amortization schedule, or, in the case of a Floating Rate Book-Entry Note, the Initial Interest Rate (if known at such time), Interest Payment Date(s), Interest Payment Period, Calculation Agent, Base Rate, Index Maturity, Interest Reset Period, Initial Interest Reset Date, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any), Maximum Interest Rate (if any) and the Alternate Rate Event Spread (if any).

                        4.  Redemption or repayment provisions
(if any).

                        5.  Settlement date and time (Original
Issue
                        Date).

                        6.  Interest Accrual Date.

                        7.  Price.

                        8.  Agent's commission (if any)
determined as
                        provided in the Distribution Agreement.

                        9. Whether the Note is an Original Issue
                        Discount Note (an "OID Note"), and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration (and, if so, the Issue Price).

                        10.  Whether the Note is an Indexed Note,
and if
                        it is an Indexed Note, the specified
index and
                        other particulars applicable thereto.

                        11.  Whether the Note is a Renewable
Note, and
                        if it is a Renewable Note, the Initial
Maturity
                        Date and the Final Maturity Date.

                        12. Whether the Company has the option to extend the Original Maturity Date of the Note, and, if so, the Final Maturity Date of such Note.

                        13.  Whether the Company has the option
to
                        reset the Interest Rate, the Spread or
the Spread
                        Multiplier of the Note.

                        14.  Any other applicable terms.

                  B. The Company will advise the Paying Agent by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure "A" above. The Paying Agent will then assign a CUSIP number to the Global Security representing such Note and will notify the Company and the relevant Agent of such CUSIP number by telephone as soon as practicable.

                  C. The Paying Agent will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, the relevant Agent and Standard & Poor's Corporation:

                        1.  The information set forth in
Settlement
                        Procedure "A".

                        2.  The Initial Interest Payment Date for
                        such Note, the number of days by which
                        such date succeeds the related DTC Record
                        Date (which in the case of Floating Rate
                        Notes which reset daily or weekly, shall be the date five calendar days immediately preceding the applicable Interest Payment Date and, in the case of all other Notes, shall be the Record Date as defined in the Note) and, if known, the amount of interest payable on such Initial Interest Payment Date.

                        3.  The CUSIP number of the Global
Security
                        representing such Note.

                        4.  Whether such Global Security will
                        represent any other Book-Entry Note (to
                        the extent known at such time).

                        5.  Whether such Note is an Amortizing
                        Note (by an appropriate notation in the
                        comments field of DTC's Participant
                        Terminal System).

                        6.  The number of participant accounts to
be
                        maintained by DTC on behalf of the
relevant
                        Agent and the Paying Agent.

                  D.  The Paying Agent will complete and
authenticate the
                  Global Security representing such Note.

                  E.  DTC will credit such Note to the Paying
Agent's
                  participant account at DTC.

                  F. The Paying Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Paying Agent's participant account and credit such Note to the relevant Agent's participant account and (ii) debit such Agent's settlement account and credit the Paying Agent settlement account for an amount equal to the price of such Note less such Agent's commission (if any). The entry of such a deliver order shall constitute a representation and warranty by the Paying Agent to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) the Paying Agent is holding such Global Security pursuant to the MTN Certificate Agreement.

                  G. Unless the relevant Agent is the end
                  purchaser of such Note, such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the participants with respect to such Note and (ii) to debit the settlement accounts of such participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                  H. Transfers of funds in accordance with SDFS deliver orders described in Settlement
                  Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                  I. The Paying Agent will credit to the account of the Company maintained at McIlroy Bank and Trust (Account Number 6405902), New York, New York, in immediately available funds the amount transferred to the Paying Agent in accordance with Settlement Procedure "F".

                  J. Unless the relevant Agent is the end
                  purchaser of such Note, such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement
Procedures
Timetable:        For sales by the Company of Book-Entry Notes
                  to or through an Agent (unless otherwise specified pursuant to a Terms Agreement) for settlement
                  on the first Business Day after the sale date,
Settlement
                  Procedures "A" through "J" set forth above
shall be
                  completed as soon as possible but not later
than the
                  respective times in New York City set forth
below:

                  Settlement
                  Procedure            Time
                  ----------           ----
                  A               11:00 A.M. on sale date
                  B               12:00 Noon on sale date
                  C                2:00 P.M. on sale date
                  D                9:00 A.M. on settlement date
                  E               10:00 A.M. on settlement date
                  F-G              2:00 P.M. on settlement date
                  H                4:45 P.M. on settlement date
                  I-J              5:00 P.M. on settlement date

                  If a sale is to be settled more than one
                  Business Day after the sale date, Settlement
                  Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12:00 Noon and 2:00 P.M., respectively, on the first Business Day after the sale date. If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the first Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                  If settlement of a Book-Entry Note is
                  rescheduled or cancelled, the Paying Agent, after receiving notice from the Company or the relevant Agent, will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled settlement date.

Failure
to Settle:        If the Paying Agent fails to enter an SDFS
deliver order
                  with respect to a Book-Entry Note pursuant to
Settlement
                  Procedure "F", the Paying Agent may deliver to
DTC,
                  through DTC's Participant Terminal System, as
soon as
                  practicable a withdrawal message instructing
DTC to debit
                  such Note to the Paying Agent's participant
account,
                  provided that the Paying Agent's participant
account
                  contains a principal amount of the Global
Security
                  representing such Note that is at least equal
to the
                  principal amount to be debited. If a withdrawal
message
                  is processed with respect to all the Book-Entry
Notes
                  represented by a Global Security, the Paying
Agent will
                  mark such Global Security "cancelled", make
appropriate
                  entries in the Paying Agent's records and send
such
                  cancelled Global Security to the Company. The
CUSIP
                  number assigned to such Global Security shall,
in
                  accordance with the procedures of the CUSIP
Service
                  Bureau of Standard & Poor's

                  Corporation, be cancelled and not immediately reassigned.
                  If a withdrawal message is processed with respect to one
                  or more, but not all, of the Book-Entry Notes represented
                  by a Global Security, the Paying Agent will exchange such
                  Global Security for two Global Securities, one of which
                  shall represent such Book-Entry Note or Notes and shall
                  be cancelled immediately after issuance and the other of
                  which shall represent the remaining Book-Entry
Notes
                  previously represented by the surrendered
Global Security
                  and shall bear the CUSIP number of the
surrendered Global
                  Security.

                  If the purchase price for any Book-Entry Note is not timely paid to the participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such participants and, in turn, the relevant Agent may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "F" and "G", respectively. Thereafter, the Paying Agent will deliver the withdrawal message and take the related actions described in the preceding paragraph.

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

                  In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Paying Agent will provide, in accordance with Settlement Procedures "D" and "F", for the authentication and issuance of a Global Security representing the Book-Entry Notes to be represented by such Global Security and will make appropriate entries in its records.

PART II:  ADMINISTRATION PROCEDURES FOR CERTIFICATED NOTES

   The Paying Agent will serve as Registrar in connection with the Certificated Notes.

Issuance:    Each Certificated Note will be dated and issued as
of the
             date of its authentication by the Paying Agent.
Each
             Certificated Note will bear an Original Issue Date, which will be (i) with respect to an original
Certificated
             Note (or any portion thereof), its original issuance
date
             (which will be the settlement date) and (ii) with
respect
             to any Certificated Note (or portion thereof) issued subsequently upon transfer or exchange of a
Certificated
             Note or in lieu of a destroyed, lost or stolen
Certificated
             Note, the original issuance date of the predecessor
             Certificated Note, regardless of the date of authentication of such subsequently issued
Certificated
             Note.

Preparation If any offer to purchase a Certificated Note is

of Pricing  accepted by or on behalf of the Company, the Company

Supplement: will prepare a Pricing Supplement reflecting the terms of such Note. The Company will, as soon as possible, deliver
            the number of copies of such Pricing Supplement to the
            relevant Agent as such Agent shall request.


            In each instance that a Pricing Supplement is prepared, the relevant Agent will affix the Pricing Supplement to Offering Circulars prior to their use. Outdated Pricing Supplements, and the Offering Circulars to which they are attached (other than those retained for files), will be destroyed.

Settlement: The receipt by the Company of immediately available funds in exchange for an authenticated Certificated Note delivered to the relevant Agent and such Agent's delivery
            of such Note against receipt of immediately available funds shall constitute "settlement" with respect to such
            Note. All offers accepted by the Company will be settled
            on the third Business Day next succeeding the date of acceptance pursuant to the timetable for settlement set
            forth below, unless the Company and the
            purchaser agree to settlement on another date, which date
            shall be no earlier than the next Business Day.

Settlement  Settlement Procedures with regard to each

Procedures: Certificated Note sold by the Company to or through an
            Agent (unless otherwise specified pursuant to a Terms

            Agreement) shall be as follows:




            A. The relevant Agent will advise the Company by telephone that such Note is a Certificated Note and of
            the following settlement information:

                  1.  Name in which such Note is to be registered
                  ("Registered Owner").

                  2. Address of the Registered Owner and address for payment of principal and interest.

                  3.  Taxpayer identification number of the
                  Registered Owner (if available).

                  4.  Principal amount.

                  5.  Maturity Date.

                  6. In the case of a Fixed Rate
                  Certificated Note, the Interest Rate,
                  when such Note will pay interest and
                  whether such Note is an Amortizing Note
                  and, if so, the amortization schedule,
                  or, in the case of a Floating Rate
                  Certificated Note, the Initial Interest
                  Rate (if known at such time), Interest
                  Payment Date(s), Interest Payment Period,
                  Calculation Agent, Base Rate, Index
                  Maturity, Interest Reset Period, Initial
                  Interest Reset Date, Interest Reset
                  Dates, Spread or Spread Multiplier (if
                  any), Minimum Interest Rate (if any),
                  Maximum Interest Rate (if any) and the
                  Alternate Rate Event Spread (if any).

                  7.  Redemption or repayment provisions (if
any).

                  8.  Settlement date and time (Original Issue
                  Date).

                  9.  Interest Accrual Date.

                  10.  Price.

                  11. Agent's commission (if any) determined as provided in the Distribution Agreement.

                  12. Whether the Note is an OID Note, and if it is an OID Note, the total amount of OID, the yield to maturity, the initial accrual period OID and the applicability of Modified Payment upon Acceleration
                  (and if so, the Issue Price).

                  13. Whether the Note is an Indexed Note, and if
                  it is an Indexed Note, the specified index and other particulars applicable thereto.

                  14. Whether the Note is a Renewable Note, and if it is a Renewable Note, the Initial Maturity
                  Date and the Final Maturity Date.

                  15. Whether the Company has the option to extend the Original Maturity Date of the Note, and, if so, the Final Maturity Date of such Note.

                  16.  Whether the Company has the option to
                  reset the Interest Rate, the Spread or the Spread
                  Multiplier of the Note.

                  17.  Any other applicable terms.

            B. The Company will advise the Paying Agent by telephone or electronic transmission (confirmed in writing at any time on the same date) of the information set forth in Settlement Procedure
            "A" above.

            C. The Company will have delivered to the Paying Agent a pre-printed four-ply packet for such Note, which packet will contain the following documents in forms that have been approved by the Company, the relevant Agent and the Paying Agent:

                  1.   Note with customer confirmation.

                  2.   Stub One - For the Paying Agent.

                  3.   Stub Two - For the relevant Agent.

                  4.   Stub Three - For the Company.

            D. The Paying Agent will complete such Note and authenticate such Note and deliver it (with the confirmation) and Stubs One and Two to the relevant Agent, and such Agent will acknowledge receipt of the Note by stamping or otherwise marking Stub One and returning it to the Paying
            Agent. Such delivery will be made only against such acknowledgment of receipt and evidence that instructions have been given by such Agent for payment to the account of the Company at McIlroy Bank and Trust (Account Number
            640592), New York, New York, or to such
            other account as the Company shall have
            specified to such Agent and the Paying Agent, in immediately available funds, of an amount equal to the price of such Note less such Agent's commission (if any). In the event that the instructions given by such Agent for payment to the account of the Company are revoked and the Agent has advanced funds to the Company, the Company will as promptly as possible wire transfer to the account of such Agent an amount of immediately available funds equal to the amount of such payment made.

            E. Unless the relevant Agent is the end
            purchaser of such Note, such Agent will deliver such Note (with confirmation) to the customer against payment in immediately available funds.
            Such Agent will obtain the acknowledgment of receipt of such Note by retaining Stub Two.

            F.  The Paying Agent will send Stub Three to the
            Company by first-class mail.

Settlement  For sales by the Company of Certificated

Procedures  Notes to or through an Agent (unless otherwise

Timetable:  specified pursuant to a Terms Agreement), Settlement
            Procedures "A" through "F" set forth above shall be completed on or before the respective times in New
            York City set forth below:

            Settlement
            Procedure       Time
            ----------      ----
            A               2:00 P.M. on day before
                               settlement date
            B               3:00 P.M. on day before
                               settlement date
            C-D             2:15 P.M. on settlement
                               date
            E               3:00 P.M. on settlement
                               date
            F               5:00 P.M. on settlement
                               date



Failure     If a purchaser fails to accept delivery of
to Settle:  and make payment for any Certificated Note, the
            relevant Agent will notify the Company and the Paying Agent by telephone and return such Note to the Paying Agent. If funds have been advanced by the relevant Agent for the purchase of such Note, upon receipt of such notice, the Company will immediately wire transfer to the account of such Agent an amount equal to the price of such Note less such Agent's commission in respect of such Note (if any). Such wire transfer will be made on the settlement date, if possible, and in any event not later than the Business Day following the settlement date. If the failure shall have occurred for any reason other than a default by such Agent in the performance of its obligations hereunder and under the Distribution
            Agreement, then the Company will reimburse such Agent or the Paying Agent, as appropriate, on an equitable basis for its loss of the use of the funds
            (if any) during the period when they were credited to the account of the Company. Immediately upon receipt of the Certificated Note in respect of which such failure occurred, the Paying Agent will mark such

             Note "cancelled", make appropriate entries in the Paying Agent records and send such Note to the Company.

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                        EXHIBIT D

                Agreements of the Company

1. The agreements or forms of agreements set forth in exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10,
   10.11, 10.12, 10.13, 10.14, 10.15, 10.16 and 10.17 to the
   Company's Form 10-K for the fiscal year ended December 31, 1995.

2. Credit Agreement dated as of February 28, 1994 between
   Southwestern Energy Company and The First National Bank of
   Chicago, as amended on October 5, 1995 and October 25, 1996.

3. Credit Agreement dated as of April 29, 1994 between
   Southwestern Energy Company and NationsBank of Texas, N.A., as amended on August 21, 1995, October 16, 1995, and October 31,
   1996.




                           D-1

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